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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report           (Date of earliest event reported)
            July 7, 1999                    (July 2, 1999)


                        CSG SYSTEMS INTERNATIONAL, INC.
            (Exact name  of registrant as specified in its charter)



         DELAWARE                     0-27512              47-0783182
 (State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)



                        7887 East Belleview, Suite 1000
                          Englewood, Colorado  80111
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code: (303) 796-2850

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Item 5.  Other Events.

         CSG Systems International, Inc. issued a press release on July 2, 1999 recommending that its shareholders reject an unsolicited, below-market offer made by Peachtree Partners for up to 1% of CSG Systems International, Inc.'s outstanding shares. A copy of this press release is attached as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               Exhibit 99  Press release dated July 2, 1999.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CSG SYSTEMS INTERNATIONAL, INC.


Dated:  July 7, 1999                 By: /s/ Randy R. Wiese
                                         ----------------------------------
                                             Vice President and Controller
                                             (Principal Accounting Officer)




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                        CSG SYSTEMS INTERNATIONAL, INC.

                                 Exhibit Index

Exhibit
Number     Description
------     -----------

99         Press release dated July 2, 1999




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